SUPPLEMENT DATED JANUARY 10, 2025
                    TO THE VARIABLE ANNUITY PROSPECTUSES
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                   AMERICAN GENERAL LIFE INSURANCE COMPANY

                       VARIABLE SEPARATE ACCOUNT
                  Polaris Select Investor Variable Annuity

      THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                     FS VARIABLE SEPARATE ACCOUNT
                  Polaris Select Investor Variable Annuity
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    The purpose of this supplement is to notify owners of the variable annuity contracts listed above (the "Contracts") of the expected liquidation of the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (the "Portfolio").

The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00pm Eastern Time ("ET"), on or about April 11, 2025 ("Liquidation Date"). On the Liquidation Date, funds invested in the Portfolio will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds will be transferred into the Goldman Sachs VIT Government Money Market Fund ("Money Market Fund"). Prior to the Liquidation Date, the Portfolio will no longer be available for investment, including but not limited to, transfers to the Portfolio from other available investment options or allocations from purchase payments as of April 8, 2025.

Please note that American General Life Insurance Company or The United States Life Insurance Company in the City of New York must receive instructions from you to transfer your contract value out of the Portfolio prior to 4:00 p.m. ET on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Money Market Fund. Existing instructions or instructions received after Market Close on the Liquidation Date for transfers, dollar cost averaging or automatic rebalancing out of the Portfolio (as applicable) will be automatically directed to the Money Market Fund. You may give us instructions to transfer your contract value to another investment option by completing a transfer request online at www.corebridgefinancial.com/annuities or you can call our Annuity Service Center at the telephone number below. Please refer to your fund prospectus for information regarding the investment options. You can find fund prospectuses by visiting www.corebridgefinancial.com/ProductProspectuses. You can also request additional fund prospectus copies at no cost by calling our Annuity Service Center at the telephone number below.

Neither our automatic transfer of the liquidation proceeds to the Money Market Fund on the Liquidation Date, nor your transfer of assets out of the Portfolio prior to the Liquidation Date or out of the Money Market Fund within 30 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.


      Should you have any questions, you may contact our Annuity Service
                      Center at (800) 445-7862.

           Please keep this supplement with your prospectus